LB SERIES FUND, INC.

                       Supplement to Prospectus Dated
                                May 1, 1999
                       Relating to the Income Portfolio


     Effective September 1, 1999, Charles E. Heeren will assume responsibilities as Head of Equity Management for Lutheran Brotherhood and will no longer be serving as portfolio manager of LB Series Fund, Inc. Income Portfolio. On September 1, 1999, Mark L. Simenstad, Vice President of Lutheran Brotherhood, will become portfolio manager of LB Series Fund, Inc. Income Portfolio. Mr. Simenstad was employed by Lutheran Brotherhood from 1983 to 1993, serving as an analyst, research director, and portfolio manager. Mr. Simenstad then served as a portfolio manager with Investment Advisors, Inc. from 1993 to 1996, and chief investment officer for fixed-income investing at Voyageur Asset Management from 1996 until re-joining Lutheran Brotherhood.



September 1, 1999




              PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS